                                                Filed Pursuant to Rule 424(b)(3)
                                                              File No. 333-65093



                       Supplement Dated February 23, 2000

                                       To

                              Amendment Prospectus

                            Dated September 13, 1999

                   Original Prospectus Dated October 20, 1998



     Messrs. Richard Feldman, Richard Friedman and Jeffrey Markowitz have assigned their warrants to purchase an aggregate of 785,719 shares of Common Stock of the Company to Mr. Scott Gottesman.